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                                                                   EXHIBIT 4.1

NCR CORPORATION                             COMMON STOCK
A Maryland Corporation                      Par Value $.01


    [PHOTO]
John H. Patterson-Founder
                                            CUSIP 628862 10 4
                                            See Reverse for Certain Definitions



          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

NCR Corporation, transferable on the books of the Corporation by the owner in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to all the terms, conditions and limitations of the Charter of the Corporation and all amendments thereto and supplements thereof. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

COUNTERSIGNED AND REGISTERED:
American Stock Transfer and Trust Company
(New York, New York)

TRANSFER AGENT AND REGISTRAR

By:  /s/ George Karfunkel
     ------------------------------------
     AUTHORIZED SIGNATURE

     /s/ Lars Nyberg
     ------------------------------------
     CHAIRMAN AND CHIEF EXECUTIVE OFFICER

     /s/ Laura Nyquist
     ------------------------------------
     SECRETARY

[seal:  NCR CORPORATION, MARYLAND 1926]
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Page 2
                                NCR CORPORATION

     THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER ON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH CLASS WHICH THE CORPORATION IS AUTHORIZED TO ISSUE OR THE DIFFERENCES IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES OF A PREFERRED OR SPECIAL CLASS OF STOCK WHICH THE CORPORATION IS AUTHORIZED TO ISSUE TO THE EXTENT THEY HAVE BEEN SET AND OF THE AUTHORITY OF THE BOARD OF DIRECTORS TO SET THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES OF A PREFERRED OR SPECIAL CLASS OF STOCK. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR TO ITS TRANSFER AGENT.

     THE FOLLOWING ABBREVIATIONS, WHEN USED IN THE INSCRIPTION ON THE FACE OF THIS CERTIFICATE, SHALL BE CONSTRUED AS THOUGH THEY WERE WRITTEN OUT IN FULL ACCORDING TO THE APPLICABLE LAWS OR REGULATIONS:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

IT TEN - as joint tenants with right
         of survivorship and not as
         tenants in common

UNIF GIFT MIN ACT --                  Custodian
                     ----------------           -----------------
                        (Cust)                       (Minor)
                     under Uniform Gifts to Minors Act
                                                       ------------------
                                                             (State)

     Additional abbreviations may also be used though not in the above list.

For value received,                  hereby sell, assign and transfer unto
                    ----------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFICATION NUMBER OF ASSIGNEE
 -----------------------------------
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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF
ASSIGNEE

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                                                                        Shares
-----------------------------------------------------------------------
of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint
                                   -------------------------------------------
                                                                      Attorney
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to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:
       -----------------

                              NOTICE:  The signature(s) to this
                              assignment must correspond with the
                              name as written upon the face of the
                              Certificate, in every particular, without alteration or enlargement or any change whatever.


                         X
                           -------------------------------------

                         X
                           -------------------------------------

                         THE SIGNATURE(S) MUST BE GUARANTEED
                         BY AN ELIGIBLE GUARANTOR INSTITUTION
                         (BANKS, STOCKBROKERS, SAVINGS AND
                         LOAN ASSOCIATIONS AND CREDIT UNIONS
                         WITH MEMBERSHIP IN AN APPROVED
                         SIGNATURE GUARANTEE MEDALLION
                         PROGRAM) PURSUANT TO S.E.C. RULE 17 Ad.15.

This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between NCR Corporation and The First National Bank of Boston, dated as of December 31, 1996 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of NCR Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by a separate certificate and will no longer be evidenced by this certificate. NCR Corporation will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights issued to any Person who becomes an Acquiring Person (as defined in the Rights Agreement) may become null and void.